Second Amendment 71605-06110                                -2-
March 19, 2002 4:48 PM

Burns/Amendment/Second Amendment
March 19, 2002 4:48 PM

                               SECOND AMENDMENT TO
                      THE PHOENIX INVESTMENT PARTNERS, LTD
                        NON-QUALIFIED PROFIT SHARING PLAN

     BY THIS AGREEMENT,  Phoenix Investment Partners,  Ltd. Non-Qualified Profit
Sharing Plan (the "Plan"),  effective January 1, 1997, is amended by this Second
Amendment, effective December 1, 2001.

     Section 4.5 of the  Plan  is  hereby  amended  in its  entirety  to read as follows:

     4.05 Payment  of  Non-qualified  Profit-Sharing  Benefit.  A  Participant's
          Non-qualified                                           Profit-Sharing
          -----------------------------------------------  Benefit shall be paid
          in  a  single  lump  sum  as  soon  as   practicable   following   the
          Participant's  termination of employment.  It is hereby provided that, if the  Participant  elects to  participate in the Phoenix Opt Plan (a separate  non-qualified  retirement  plan  maintained  by The  Phoenix
          Companies,   Inc.),   the   Employer's   obligation   for  payment  of
          Non-qualified   Profit-Sharing  Benefits  under  this  Plan  shall  be
          irrevocably  cancelled  and the  Participant  shall  have no rights or claims for Non-qualified Profit-Sharing Benefits under this Plan.

IN WITNESS  WHEREOF,  this Second  Amendment  has been executed this ____ day of
December, 2001.

                                                Phoenix Life Insurance Company
                                                Benefit Plans Committee

Witness                                              By